UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 14, 2013

Crumbs Bake Shop, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35220	27-1215274
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation or organization)		Identification No.)

110 West 40th Street, Suite 2100, New York, NY	10018
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 221-7105

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operation and Financial Condition.

On May 14, 2013, Crumbs Bake Shop, Inc. issued a press release describing its financial results for the quarter ended March 31, 2013. A copy of the press release is furnished herewith as Exhibit 99.1.

The information contained in Item 2.02 and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

The exhibits that are filed or furnished with this report are listed in the Exhibit Index that immediately follows the signatures hereto, which Exhibit Index is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CRUMBS BAKE SHOP, INC.

Dated: May 16, 2013	By:	/s/ John D. Ireland
John D. Ireland Senior Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release dated May 14, 2013 (furnished herewith).